Fees Summary	Nov. 20, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 81,400,000.00
Previously Paid Amount	0.00
Total Fee Amount	11,241.34
Total Offset Amount	9,595.00
Net Fee	$ 1,646.34
Final Prospectus	false